U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 12, 2002

                                TELS CORPORATION
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Utah                       0-12993                    87-0373840
----------------------------       ----------------        --------------------
(State or Other Jurisdiction       (Commission File            (IRS Employer
    of Incorporation)                   Number)            Identification  No.)


1750 Yankee Doodle Rd, #202
       Eagan, MN                                               55121
-------------------------------                              ----------
(Address of Principal Executive                              (Zip Code)
       Offices)

                                 (651) 681-8408
               --------------------------------------------------
              (Registrant's telephone number, including area code)

                1705 East Main Street, American Fork, Utah 84003
          ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 1.  Changes in Control of the Registrant

As reported in Item 2. below, on September 12, 2002, TELS Corporation ("TELS" or the "registrant") experienced a change in control as a result of its acquisition of Strategic Futures and Options, Inc., a Minnesota corporation ("SFO"), in a reverse merger transaction. Prior to the transaction, there were a total of 4,191,819 shares of TELS common stock issued and outstanding. In connection with the transaction, TELS issued a total of 18,500,133 restricted shares of TELS common stock, or approximately 81.5% of TELS' total issued and outstanding shares following the transaction, to the twenty-five shareholders of SFO in exchange for all issued and outstanding shares of SFO. Concurrently with the closing of the reorganization, the former officers and directors of TELS resigned from such positions and the persons selected by SFO were appointed as the new directors and executive officers of TELS. The number of shares and percentage of the registrant's voting securities now held by each officer, director and 5% or greater shareholder following the reorganization is also reported in Item 2 below.

ITEM 2.  Acquisition or Disposition of Assets

On September 12, 2002, TELS acquired SFO as a wholly owned subsidiary in a reverse merger transaction pursuant to an Agreement and Plan of Reorganization dated as of August 16, 2002 and entered into among TELS, TELS Merger Co., and SFO (the " Reorganization Agreement").

Pursuant to the terms of the Reorganization Agreement, TELS formed a new, wholly owned subsidiary under the laws of Minnesota by the name of TELS Merger Co., that was merged into SFO and the outstanding shares of SFO were converted into restricted shares of TELS' common stock. In connection with the transaction, TELS issued 18,500,133 restricted shares of TELS' common stock to the SFO shareholders. As a result of the transaction, TELS has a total of 22,691,952 shares of common stock issued and outstanding, of which 18,500,133 shares, or approximately 81.5% of its total issued and outstanding shares, are held by the persons that were shareholders of SFO prior to the merger and 4,191,819 shares, or approximately 18.5%, are held by the persons who were shareholders of TELS prior to the merger. At the closing of the reorganization, the former members of management of TELS resigned and the persons designated by SFO were elected as the new directors and executive officers of TELS. The reorganization has been treated for accounting purposes as a reverse acquisition of TELS by SFO.

                        Directors and Executive Officers

The following table sets forth the names, ages, and titles of the executive officers and directors of TELS. John Gunter served as Chairman, President and a Director, and P. Diane Gunter served as Secretary, Treasurer, and a Director, of TELS during the fiscal year ended December 31, 2001, and resigned from such positions on September 12, 2002, following the closing of TELS' acquisition of SFO.

        Name                    Age                   Title*
        ----                    ---                   ------

Ronald G. Wolfbauer, Jr.        41               Chairman, President, Secretary,
                                                   Treasurer, and Director
David Brandt                    67               Director

------------------------------------------------------------------------
* The term of office of each director is one year and until his or her successor is elected at TELS' annual shareholders' meeting and is qualified, subject to removal by the shareholders. The term of office for each officer is for one year and until a successor is elected at the annual meeting of the board of directors and is qualified, subject to removal by the board of directors. Each of TELS' officers and directors has served in the offices indicated above since September 12, 2002.

        Certain biographical information of TELS' directors and officers is set forth below.

         David Brandt. Mr. Brandt owned and operated several aerospace companies until he retired approximately fourteen years ago. He was recently named chief executive officer of Trident Manufacturing, a California-based aerospace company he had owned and operated prior to his retirement.

         Ronald G. Wolfbauer, Jr. Mr. Wolfbauer founded SFO in January 2001 and has served as its chief executive officer and registered principal since its formation. Mr. Wolfbauer is also the founder and chief executive officer of International Strategic Asset Management, Inc., a precious metals trading company that was organized in March 1999. From 1991 to 1999, Mr. Wolfbauer served as a broker and the sales manager of Investment Rarities Incorporated, a precious metals trading firm, where his duties included the oversight of approximately 80 brokers and the analysis of market trends. Mr. Wolfbauer is a registered Series-3 commodities broker with the NFA.

         Security Ownership of Certain Beneficial Owners and Management

The following table sets forth as of September 25, 2002, the number of shares of TELS' common stock, par value $0.02, owned of record or beneficially by each person known to be the beneficial owner of 5% or more of the issued and outstanding shares of TELS' common stock, and by each of TELS' officers and directors, and by all officers and directors as a group. On September 25, 2002, there were 22,691,952 shares of TELS' common stock issued and outstanding.

Title                                          Number of             Percent
of Class      Name                          Shares Owned(1)         of Class
--------      ----                          ---------------         ---------
        Principal Shareholders
        ----------------------
Common  Brewster Diversified Services           2,853,400             12.6%
Common  Gregory J. Knez                         1,198,445              5.3%
Common  Ann Postma(2)                           1,213,060              5.3%
Common  Dennis Postma(3)                        4,411,800             19.4%
Common  Jane Rowland(4)                         1,141,360              5.0%
Common  Keith Rowland(5)                        4,280,100             18.9%

        Officers and Directors
        ----------------------
Common  David Brandt                              456,544              2.0%
Common  Ronald G. Wolfbauer, Jr.                5,706,800             25.2%
Common  All Officers and Directors              6,163,344             27.2%
        as a Group (2 persons)
---------------------------------
(1) Unless otherwise indicated, all shares are held beneficially and of record by the person indicated.
(2) Does not include 315,340 shares owned by Ms. Postma's spouse, Dennis Postma.
(3) Includes 1,213,060 shares owned by Mr. Postma's spouse, Ann Postma; 2,853,400 shares owned by Brewster Diversified Services, Inc. of which Mr. Postma is an officer and director; and 30,000 shares owned by Batavian LLC, of which Mr. Postma is the managing partner.
(4) Does not include 285,340 shares owned by Ms. Rowland's spouse, Keith
    Rowland.
(5) Includes 1,141,360 shares owned by Mr. Rowland's spouse, Jane Rowland, and 2,853,400 shares owned by Brewster Diversified Services, Inc., of which Mr. Rowland is an officer and director.

INFORMATION ABOUT SFO

History

SFO was formed in Minnesota in January 2001 as a wholly owned subsidiary of International Strategic Assets, Inc. ("International"). In July, 2002 International distributed all the outstanding shares of SFO to the twenty-five shareholders of International as an in-kind dividend. In September 2002, SFO was acquired by TELS in a reverse merger transaction as discussed above. Except as otherwise expressly indicated to the contrary, TELS and SFO are referred to collectively in this report as "TELS" or the "Registrant."

General

SFO is registered as an introducing broker with the Commodities Futures Trading Commission (CFTC) and is a member of the National Futures Association. SFO is engaged in the business of trading futures and options contracts on behalf of its clients. SFO trades in a variety of commodities, including grains, energies, currencies, and index futures. SFO also plans to begin trading (subject to final approval) in stock futures and options on individual stocks. SFO's revenues are derived from fees generated as a result of its client's trading activities in these markets.

Futures and Options Industry

SFO trades futures contracts on behalf of its clients. Futures contracts are standardized contracts made on organized exchanges, which provide for the future delivery of various agricultural and industrial commodities, foreign currencies, financial instruments, financial indexes, stock indexes, and others at a specified price, date, time and place. The contractual obligations may be satisfied either by taking or making physical delivery of an approved grade of the commodity or cash settlement in the case of financial-related or certain other futures contracts or by making an offsetting or liquidating sale or purchase of an equivalent futures contract prior to the expiration date of the futures contract. Futures prices can be highly volatile and are influenced by many factors, such as changing supply and demand relationships, government agricultural, commercial, and trade programs and policies, interest rate and equities price fluctuations, national and international political and economic events, weather and climate conditions, insects and plant diseases, and purchases and sales by foreign countries. Futures traders fall into two broad classifications: hedgers and speculators. Hedging is a protective procedure designed to minimize the price risk inherent in a cash market position. The usual objective of the hedger is to protect the profit he expects to earn in his business rather than to profit from his futures trading. For example, a farmer would attempt to protect the amount he expects to earn on a corn crop by taking a position in corn futures. The speculator generally expects neither to deliver nor receive the physical commodity or cash settlement. Instead, the speculator risks his capital with the hope of profiting from price fluctuations in futures contracts. The speculator is, in effect, the risk bearer who assumes the risks the hedger seeks to avoid. Most of SFO's clients trade futures for speculative rather than hedge purposes.

SFO also trades options on futures contracts on domestic exchanges, including options on U.S. Treasury Bond futures, gold futures, stock index futures, agricultural futures, financial futures and various foreign currencies. Options are the right, but not the obligation, to purchase or sell futures contracts at any time until expiration of the option.

SFO Operations

SFO's operations are conducted from its offices at 1750 Yankee Doodle Road, Suite 202, Eagan, Minnesota. SFO employs six licensed commodities brokers, including Mr. Wolfbauer, its registered principal. SFO is an introducing broker, which means it is licensed to handle customer orders but not to hold customer funds. As a result, SFO has entered into an Introducer Agreement with E.D. & F. Man International, Inc. ("Man") pursuant to which Mann executes and clears all transactions on behalf of SFO's clients on a fully disclosed basis, and holds the funds and securities of such clients. All of SFO's revenues are generated as commissions on transactions effected by SFO's customers. Commissions are typically charged at a flat rate per "round turn," or a completed transaction involving both a purchase and a liquidating sale, or a sale followed by a covering purchase. Commissions are then divided equally between SFO and the broker responsible for generating such transaction, after deducting clearing charges and a per transaction charge by Fox, Inc. the guarantor of SFO's obligations to Man. SFO is a full service brokerage and assists its clients with money management strategies and trading disciplines.

SFO shares office space with International, its former parent and an affiliated company. International provides SFO with office space, office furnishings, utilities, and the shared use of a receptionist for a flat fee of $9,260 per month pursuant to a Management Agreement between the parties. SFO also incurs other monthly operating expenses including those for office supplies, Data Transmission Network quote machines for its brokers, and other items.

SFO maintains a back office that handles the verification of all trade orders and its office administration, accounting and bookkeeping operations. SFO currently has one employee in its back office.

To date SFO has built its core business in the traditional full-service brokerage area and most of its business has originated through its individual registered futures and options brokers and by word of mouth. At present, it has approximately six registered brokers in its offices. SFO intend to grow its brokerage business by continuing to recruit and train new individual brokers and by better developing customer leads.

Employees and Associated Persons

SFO has five traders, including Mr. Wolfbauer, one assistant traders, and one compliance/administrative assistant, all but one of whom has received their Series 3 License from the NFA. SFO has also engaged the services of a part-time financial consultant. SFO does not anticipate that its employees or associated persons will be represented by unions and considers its relationship with its employees to be good.

Facilities

The principal executive offices of TELS have been relocated to SFO's principal executive offices located at 1750 Yankee Doodle Road, Suite 202, Eagan, Minnesota 55121, where its telephone number is (651) 681-8408. As discussed above, International provides such office space and other items of overhead to SFO at a fixed monthly fee of $9,260 under the terms of a management agreement between the parties.

Management

The officers and directors of TELS are also the officers and directors of SFO and serve in identical positions with each corporation.

Competition

The futures brokerage business is highly competitive and SFO competes with numerous other brokerage firms, both full service and discount, which may offer clients a broader range of financial services than does SFO and which have substantially longer track records, financial resources and operating efficiencies than SFO. SFO competes in the markets based on its fundamental and technical knowledge of the markets, and its ability to attract and retain clients is dependent on its performance in the markets via its trading recommendations. SFO competes with numerous firms including brokerage firms like Lind-Waldock & Company, First American Discount Corp., Jack Carl Futures division of E.D. & F. Man, Inc., and LFG, LLC, large securities brokerages, and other independent securities and futures brokerage firms, like Reserve Financial. There can be no assurance that SFO will be able to compete effectively in the market.

Regulation

Futures exchanges and professionals in the United States are subject to extensive regulation by the CFTC under the Commodity Exchange Act. The principal function of the CFTC is to promote orderly and efficient commodity futures markets through regulation. With respect to domestic futures and options trading, the Commodity Exchange Act requires all futures commission merchants and all introducing brokers, such as SFO, to meet and maintain specified fitness and financial requirements, account separately for all clients' funds, property and positions, and maintain specified books and records on customer transactions open to inspection by the staff of the CFTC. Failure to meet these regulatory requirements could subject SFO to disciplinary actions, including fines, censure, suspension or revocation of registration.

Futures professionals and organizations are governed by regulatory oversight by the futures exchanges or self-regulatory organizations such as the NFA, of which they are members. In addition, the CFTC has delegated its registration and certain regulatory functions to the NFA. The NFA, a self-regulatory body, has established and enforces training standards and proficiency tests, minimum financial requirements and standards of fair practice for futures commission merchants. As a designated self-regulatory organization, the NFA has authority to enforce its rules, the violation of which could lead to various penalties, including expulsion. Since NFA membership is mandatory for all CFTC registered commodity professionals, loss or suspension of this membership would preclude a firm from engaging in business. SFO is a member of the NFA.

                                  RISK FACTORS

The conduct and growth of TELS' new business, as conducted through SFO, is subject to several significant risks, including those set forth below. You should carefully read and consider such risk factors.

TELS' subsidiary, SFO, has a limited operating history and it is difficult to evaluate its business. SFO was only recently incorporated in January 2001 and does not have an established history of operations. SFO faces all the risks inherent in a new business and there can be no assurance it will be successful and/or profitable. SFO's entry into the volatile industry of commodities and futures trading and its lack of a significant operating history make it difficult to evaluate the risks and uncertainties it faces. SFO's failure to address these risks and uncertainties could cause its business results to suffer.

The success of TELS' subsidiary, SFO, depends on its ability to provide advice to its clients that makes their transactions profitable. SFO is a full service brokerage that advises its clients with respect to trading strategies as well as executing its clients' orders. SFO believes that much of its growth has resulted and will in the future result from "word of mouth" recommendations from existing clients. If SFO were to be incorrect in predicting a market trend or trends and its clients lost money on their transactions, the result could be an erosion of SFO's existing client base and a decrease in the growth of new customers, both of which would have a substantially adverse impact on SFO and its results of operations.

TELS is substantially dependent on Ronald Wolfbauer, the founder of SFO and its market strategist, and the loss of his services would have an adverse effect on its business. TELS is dependent on Ronald Wolfbauer, the chief executive officer of TELS and SFO, to operate the company and the loss of any his services may be expected to have an adverse impact on its operations until such time as he could be replaced, if he could be replaced. TELS does not carry key man life insurance on the life of Mr. Wolfbauer nor has it entered into an employment agreement with Mr. Wolfbauer.

SFO relies on E.D. & F. Man International, Inc.("Man") for trade execution and clearing services, and the termination of SFO's agreement with Man or increased clearing costs could have an adverse impact on SFO's business. Because SFO is an introducing broker, it does execute or clear trades for its clients, or hold its client's funds. Instead, SFO pays Man, a competitor of SFO, to provide trade execution and clearing services. As a result of its clearing agreement with Man, SFO is dependent on Man for the orderly processing of transactions. Termination of this agreement or any interruption of Man's operations could harm SFO's business. SFO attempts to cover its clearing costs through commission fees charged to its clients, however, if SFO's clearing costs increased and it was unable to also increase its commission rates, its profitability would be adversely affected. SFO has agreed to indemnify Man for claims, suits, actions, or any other proceedings relating to SFO's customers.

Mistakes on orders or "rogue brokers" could harm SFO's business. If SFO makes a mistake on a customer's order, it may be obligated to bear the burden of any losses which occur. These losses could be very large and could materially adversely affect SFO or even compromise its ability to conduct its operations. SFO is also responsible for supervising its brokers in their dealings with customers. Therefore, SFO may be obligated to cover losses in a customer's account caused by the improper trading activity of a broker. While SFO believes it has an effective compliance program, no assurances can be given that it will not at some time incur losses as a result of broker error or misconduct.

The limited operating history and limited resources TELS' subsidiary, SFO, put it at a significant competitive disadvantage in the futures and trading industry. SFO competes with many other businesses, many of which offer a broader range of financial services and have substantially greater resources and operating efficiencies than SFO, such as Lind-Waldock & Company, First American Discount Corp., Jack Carl Futures division of E.D. & F. Man International, Inc., LFG, LLC, and Reserve Financial. The intense competition among futures brokerage firms, and SFO's relative lack of resources may prevent it from successfully competing for the accounts of clients.

The shares of common stock available for sale in the future could adversely affect the market price for TELS' common stock. Of the approximately 22,691,952 shares outstanding, approximately 4,191,819 shares are freely tradable or eligible for resale under Rule 144 promulgated under the Securities Act of 1933, as amended. Sales of substantial amounts of this common stock in the public market could adversely affect the market price for TELS' common stock. The approximately 18,500,133 remaining shares will become available for sale under Rule 144 on September 12, 2003, unless registered for resale prior to that date, and the availability of those shares for sale could also adversely affect the market price for TELS' common stock.

The price for TELS' stock could be volatile. In the event an established market for TELS' common stock should develop, market prices will be subject to significant fluctuation in response to many factors, including: variations in TELS' operations; investors' perception of TELS; developments with regard to TELS' activities, financial condition and management; investors' perceptions of the commodities and futures industry in general; supply and demand; interest rates; and general economic conditions.

Control by Officers, Directors, and Principal Shareholders. The officers, directors and principal shareholders of TELS own over 63.5% of TELS' outstanding shares of common stock. As a result, these shareholders will be able to control the management and policies of TELS through their ability to determine the outcome of elections for TELS' board of directors and other matters requiring the vote or consent of shareholders.

Forward-Looking Statements

This report contains "forward-looking" statements including statements that describe the proposed operations of TELS and its subsidiary and statements with respect to their future strategic plans, goals or objectives. Any forward-looking statements, including those regarding TELS or its management's current beliefs, expectations, anticipations, estimations, projections, proposals, plans or intentions, are not guarantees of future performance or results and involve risks and uncertainties, such as those discussed herein under the caption "Risk Factors" above. The forward-looking statements are based on present circumstances and on TELS' predictions respecting events that have not occurred, that may not occur, or that may occur with different consequences and timing than those now assumed or anticipated. Any forward-looking statements are made only as of the date of this report and TELS assumes no obligation to update forward-looking statements to reflect subsequent events or circumstances.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial statements of businesses acquired.

         The following financial statements are included in this report, immediately following the signature page.

                  Audited Financial Statements of Strategic Futures and Options, Inc. for the year ended September 30, 2001, and its unaudited financial statements for the nine months ended June 30, 2002

         (b)      Pro forma financial information.

         The following pro forma financial information will be included in an amendment to this report to be filed as soon as practicable, but not later than sixty days after the due date for this report on Form 8-K:

                  Unaudited Pro Forma Combined Financial Statements of TELS Corporation and Strategic Futures and Options, Inc. at June 30, 2002

         (c)      Exhibits.

         The following documents are included as exhibits to this report:

 Exhibit    SEC Ref.
   No.        No.                Title of Document                  Location
---------  ----------            -----------------                  --------
 2.1          2        Agreement and Plan of Reorganization among     This
                       TELS Corporation, TELS Merger Co., and         Filing
                       Strategic Futures and Options, Inc., dated
                       As of August 16, 2002*

         *The exhibits to the Agreement and Plan of Reorganization are not included in the foregoing exhibits. The Registrant undertakes to furnish supplementally to the Commission copies of any omitted items on request.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TELS Corporation



 Dated: September 26, 2002                      By  /s/ Ronald G. Wolfbauer, Jr.
                                                  ------------------------------
                                                  Ronald G. Wolfbauer, Jr.
                                                  President

                       Strategic Futures and Options, Inc.
                                Financial Report
                               September 30, 2001



                                    CONTENTS

INDEPENDENT AUDITOR'S REPORT                                        F-1

FINANCIAL STATEMENTS

   Statement of financial condition                                 F-2

   Statement of operations                                          F-3

   Statement of stockholders' equity                                F-4

   Statement of cash flows                                          F-5

   Notes to financial statements                                 F-6 - F-7

  McGladrey & Pullen, LLP                                            RSM
Certified Public Accountants                                     International




                          INDEPENDENT AUDITOR'S REPORT



To the Board of Directors
Strategic Futures and Options, Inc.
Eagan, Minnesota

We have audited the accompanying statement of financial condition of Strategic Futures and Options, Inc., as of September 30, 2001, and the related statements of operations, stockholders' equity, and cash flows for the period from January 22, 2001 (date of inception), to September 30, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Strategic Futures and Options, Inc., as of September 30, 2001, and the results of its operations and its cash flows for the period from January 22, 2001 (date of inception), to September 30, 2001, in conformity with accounting principles generally accepted in the United States of America.

                                                     /s/ McGladrey & Pullen, LLP


Minneapolis, Minnesota
August 15, 2002


                                                         McGladrey & Pullen, LLP
                                                        is an independent member
                                                      firm of RSM International,
                                                   an affiliation of independent
                                                accounting and consulting firms.

STRATEGIC FUTURES AND OPTIONS, INC.

STATEMENT OF FINANCIAL CONDITION
September 30, 2001

ASSETS
------------------------------------------------------------------------------------------------------------------------------
Current Assets
  Cash                                                                                                       $            248
  Commissions receivable from clearing firm                                                                            22,978
                                                                                                             ----------------
      Total current assets                                                                                             23,226
                                                                                                             ----------------

Equipment, at cost
  Computer equipment                                                                                                      986
  Less accumulated depreciation                                                                                           197
                                                                                                             ----------------
                                                                                                                          789
                                                                                                             ----------------
      Total assets                                                                                           $         24,015
                                                                                                             ================

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities
  Due to related party (Note 4)                                                                              $          8,043
  Accounts payable                                                                                                      3,300
  Accrued expenses                                                                                                     10,119
  Income taxes payable                                                                                                    600
                                                                                                             ----------------
      Total current liabilities                                                                                        22,062
                                                                                                             ----------------

Stockholders' Equity (Note 3)
  Common stock, par value $0.01 per share; authorized
    1,000,000 shares; issued 100 shares                                                                                     1
  Additional paid-in capital                                                                                              999
  Retained earnings                                                                                                       953
                                                                                                             ----------------
                                                                                                                        1,953
                                                                                                             ----------------
                                                                                                             $         24,015
                                                                                                             ================

See Notes to Financial Statements.

STRATEGIC FUTURES AND OPTIONS, INC.

STATEMENT OF OPERATIONS
Period From January 22, 2001 (Date of Inception) to September 30, 2001
------------------------------------------------------------------------------------------------------------------------------
Revenues:                                                                                                    $         80,970
                                                                                                             ----------------
Commissions earned

Expenses:
  Commissions                                                                                                          39,883
  Salaries and wages                                                                                                    1,615
  Management fees (Note 4)                                                                                             32,000
  Printing                                                                                                              4,261
  Depreciation                                                                                                            197
  Other                                                                                                                 1,461
                                                                                                             ----------------
                                                                                                                       79,417
                                                                                                             ----------------

      Income from operations before income taxes                                                                        1,553

      Income taxes                                                                                                        600
                                                                                                             ----------------

Net income                                                                                                   $            953
                                                                                                             ================

See Notes to Financial Statements.

STRATEGIC FUTURES AND OPTIONS, INC.

STATEMENT OF STOCKHOLDERS' EQUITY
Period From January 22, 2001 (Date of Inception) to September 30, 2001
-------------------------------------------------------------------------------------------------------------------------

                                                        Common Stock
                                                 ------------------------------  Additional
                                                   Number of                       Paid-In        Retained
                                                     Shares         Amount         Capital        Earnings         Total
                                                 ------------------------------------------------------------------------
Balance, January 22, 2001 (date of inception)           -           $   -           $   -          $   -         $     -
Issuance of common stock                              100               1             999                          1,000
Net income                                              -               -               -            953             953
                                                 ------------------------------------------------------------------------
Balance September 30, 2001                            100           $   1           $ 999          $ 953         $ 1,953
                                                 ========================================================================

See Notes to Financial Statements.

STRATEGIC FUTURES AND OPTIONS, INC.

STATEMENT OF CASH FLOWS
Period From January 22, 2001 (Inception) to September 30, 2001
------------------------------------------------------------------------------------------------------------------------------
Cash Flows From Operating Activities
  Net income                                                                                                $             953
  Adjustments to reconcile net income to net cash provided by operating activities:
    Depreciation                                                                                                          197
    Changes in assets and liabilities:
      Commission receivable from clearing firm                                                                        (22,978)
      Due to related party                                                                                              8,043
      Accounts payable                                                                                                  3,300
      Accrued expenses                                                                                                 10,119
      Income taxes payable                                                                                                600
                                                                                                            -----------------
          Net cash provided by operating activities                                                                       234
                                                                                                            -----------------

Cash Flows From Investing Activities
  Purchase of equipment                                                                                                  (986)
                                                                                                            -----------------
          Net cash used in investing activities                                                                          (986)
                                                                                                            -----------------

Cash Flows From Financing Activities
  Proceed from issuance of common stock                                                                                 1,000
                                                                                                            -----------------
          Net cash provided by financing activities                                                                     1,000
                                                                                                            -----------------

          Increase in cash and cash equivalents                                                                           248

Cash
  Beginning                                                                                                                 -
                                                                                                            -----------------
  Ending                                                                                                    $             248
                                                                                                            =================

See Notes to Financial Statements.

STRATEGIC FUTURES AND OPTIONS, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 1. Nature of Business and Significant Accounting Policies

Nature of business: Strategic Futures and Options, Inc. (the Company), is a Minnesota company established on January 19, 2001. The Company is registered as an introducing broker with the Commodity Futures Trading Commission (CFTC) and is a member of the National Futures Association (NFA). The Company commenced operations on January 22, 2001. The Company's primary business operation includes introducing customer securities and commodities transactions to Man Financial, Inc. (Man). The Company's principal operations are located in Eagan, Minnesota.

Significant accounting policies are as follows:

Accounting estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue recognition: Commissions and related expenses are recorded on a trade-date basis.

Concentrations of credit risk: As an introducing broker, all of the Company's commissions are receivable from the clearing broker, and all of the Company's revenues for the period ended September 30, 2001, were earned under the Company's introducing agreement with Man, the clearing broker. This agreement can be terminated by either party with 90 days' notice. Management believes that another clearing broker could provide similar services on comparable terms. A change in clearing brokers could cause an interruption in access to markets and a possible loss of commissions, which could affect operating results adversely.

Equipment:   Equipment  is  recorded  at  cost  and  depreciated  on
accelerated methods over the estimated useful lives of the assets.

Income taxes: Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards, and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

STRATEGIC FUTURES AND OPTIONS, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Note 2. Financial Instruments With Off-Balance-Sheet Risk

Customer transactions are introduced to and carried on a fully disclosed basis on the books of its clearing broker, Man. Under the terms of its clearing agreement, the Company is required to guarantee the performance of its customers in meeting contracted obligations. Such transactions may expose the Company to significant off-balance-sheet risk in the event margin requirements are not sufficient to fully cover losses that customers may incur. In the event the customer fails to satisfy its obligations, the Company may be required to purchase or sell financial instruments at prevailing market prices to fulfill the customer's obligations. In conjunction with the clearing broker, the Company seeks to control the risks associated with its customer activities by requiring customers to maintain collateral in compliance with various regulatory and internal guidelines. Compliance with the various guidelines is monitored daily and, pursuant to such guidelines, the customers may be required to deposit additional collateral or reduce positions where necessary.

The Company does not anticipate nonperformance by customers or its clearing broker. In addition, the Company has a policy of reviewing, as considered necessary, the clearing broker with which it conducts business.

Note 3. Related-Party Transactions

The Company has a management agreement with a company related through common ownership to provide certain administrative services on a monthly basis. For the period of January 22, 2001 (date of inception) to September 30, 2001, the management fee amounted to $32,000, of which $8,043 was payable at September 30, 2001.

                          Strategic Futures & Options, Inc.
                                    Balance Sheet


                                                                                              June 30, 2002
                                                                                             --------------
                                        ASSETS
Current assets
    Cash                                                                                     $          494
    Commissions receivable                                                                           40,362
    Prepaid expenses and other current assets                                                        10,416
                                                                                             --------------
      Total current assets                                                                           51,272

Property and equipment
    Computer equipment                                                                                  986
    Less accumulated depreciation                                                                       434
                                                                                             --------------
      Net property, plant and equipment                                                                 552
                                                                                             --------------

                                                                                             $       51,824
                                                                                             ==============

                         LIABILITIES AND SHAREHOLDER'S EQUITY
Current liabilities
    Accounts payable                                                                         $       16,477
    Income taxes payable                                                                              1,600
    Accrued liabilities                                                                              30,366
                                                                                             --------------
      Total current liabilities                                                                      48,443

Shareholder's equity
    Common stock - par value $.01, 1,000,000 shares authorized
      100 shares issued and outstanding                                                                   1
    Paid-in capital                                                                                     999
    Accumulated earnings                                                                              2,381
                                                                                             --------------
      Total shareholder's equity                                                                      3,381
                                                                                             --------------

                                                                                             $       51,824
                                                                                             ==============

                       Strategic Futures & Options, Inc.
                            Statement of Operations
                    For the Nine Months Ended June 30, 2002


Commissions earned                                                                    $      187,703

Operating expenses
    Commissions                                                                               71,213
    Salaries and wages                                                                        32,638
    Payroll taxes                                                                             11,151
    Management fees                                                                           41,260
    Advertising and printing                                                                  15,928
    Depreciation                                                                                 237
    Licenses                                                                                   1,985
    Other                                                                                      3,155
    Postage                                                                                    7,707
                                                                                      --------------
      Total operating expenses                                                               185,274
                                                                                      --------------

Income before income taxes                                                                     2,429

Provision for income taxes                                                                     1,000
                                                                                      --------------

         Net income                                                                   $        1,429
                                                                                      ==============

                      Strategic Futures & Options, Inc.
                           Statement of Cash Flows
                   For the Nine Months Ended June 30, 2002


Operating activities
    Net income (loss)                                                              $        1,429
    Adjustments to reconcile net income to net cash
       provided by operating activities:
       Depreciation                                                                           237
       Changes in operating assets and liabilities:
         Commissions receivable                                                           (17,384)
         Accounts payable                                                                  13,177
         Other assets and liabilities                                                       2,787
                                                                                   --------------
           Net cash provided (used) by operating activities                                   246

Investing activities                                                                            -
                                                                                   --------------
           Net cash used in investing activities                                                -

Financing activities                                                                            -
                                                                                   --------------

           Net cash provided (used) by financing activities                                     -
                                                                                   --------------

Net increase in cash                                                                          246
Cash - beginning of period                                                                    248
                                                                                   --------------

Cash - end of period                                                               $          494

                                                F-10